EXHIBIT 10.16a

                                   ESOFT, INC.

                                WARRANT AGREEMENT


     This Warrant Agreement is made and entered into by and between eSoft, Inc., a Colorado corporation (the "Company"), and Pantheon Capital Ltd. ("Pantheon"), as of the 29th day of January, 1998.

                                   WITNESSETH:

     WHEREAS, pursuant to a Consulting Agreement between the Company and Pantheon Capital Ltd., dated September 2, 1997, as amended November 11, 1997, the Company has agreed to grant to Pantheon Capital Ltd. rights to purchase 264,600 shares of the Company's Common Stock as compensation for services rendered under the Consulting Agreement;

     WHEREAS, Pantheon Capital Ltd. has assigned its rights to purchase 132,300 of such shares to other parties;

     WHEREAS, Pantheon has agreed to the modification of such rights so that they shall not become exercisable until six months after the completion of an initial public offering of the Company's Common Stock; and

     WHEREAS, the Board of Directors of the Company has authorized the issuance of this Stock Purchase Warrant to evidence the aforesaid rights as so modified;

     NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the Company and Pantheon agree as follows:

     1. GRANT OF WARRANTS. The Company hereby grants to Pantheon the right to purchase an aggregate of 132,300 shares (such number being subject to adjustment as provided in paragraph 6 hereof) (the "Warrants") of the Common Stock of eSoft, Inc. (the "Stock") on the terms and conditions herein set forth. The Warrants may be exercised in whole or in part and from time to time as hereinafter provided.

     2. PURCHASE PRICE. The price at which Pantheon shall be entitled to purchase the Stock covered by the Warrants shall be $1.00 per share during the first year the Warrants are outstanding and increase 15 percent per share for the remainder of the term of the Warrants.

     3. TERM OF WARRANTS. The Warrants hereby granted shall be and remain in force and effect until the normal close of business of the Company, the later of February 1, 1999 or one year and 15 days after the Company's shares are listed for trading, as defined in paragraph 4 (the "Expiration Date").


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     4. EXERCISE OF WARRANTS. The Warrants may be exercised as to all or any part thereof six months after the date on which the Company's shares are listed, posted and called for trading on the Vancouver Stock Exchange (the "Listing Date"), provided that the Listing Date is on or before December 31, 1998, and thereafter the Warrants may be exercised as to all or any part of such shares (in not less than one hundred (100) share increments) at any time and from time to time through the Expiration Date by delivery to the Company of written notice of exercise and payment of the purchase price as provided in paragraph 5 hereof.

     5. METHOD OF EXERCISING WARRANTS. Subject to the terms and conditions of this Warrant Agreement, the Warrants may be exercised by timely delivery to the Company of written notice, which notice shall be effective on the date received by the Company (the "Effective Date"). The notice shall state Pantheon's election to exercise the Warrants, the number of shares in respect of which an election to exercise has been made, and the exact name or names in which the shares will be registered. Such notice shall be signed by Pantheon and shall be accompanied by payment of the purchase price of such shares. Such payment may be in the form of cash or certified or cashier's check in the amount of the full purchase price (the number of shares being purchased multiplied by the price per share) or the Company shall, at the request of Pantheon, accept as payment of the purchase price a non-interest bearing, 12-month promissory note for all of the purchase price except the par value (which amount shall be paid in cash) of the shares purchased. Such note shall be secured by the shares purchased upon exercise of the option. In the event the Warrants shall be exercised by a person or persons other than Pantheon, such notice shall be signed by such other person or persons and shall be accompanied by proof acceptable to the Company of the legal right of such person or persons to exercise the Warrants. All shares delivered by the Company upon exercise of the Warrants as provided herein shall be fully paid and nonassessable upon delivery.

     6. ADJUSTMENTS IN NUMBER OF SHARES AND WARRANT PRICE. If any change is made to the Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to the number and the purchase price per share in effect under the Warrants. Such adjustments to the Warrants shall be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under such options. Any adjustments determined by the Company shall be final, binding and conclusive.

     If the Company shall be the surviving or resulting corporation in any merger or consolidation, the Warrants granted hereunder shall pertain to and apply to the securities or rights to which a holder of the number of shares of Stock subject to the Warrants would have been entitled. Pantheon shall be entitled to at least 20 days' prior written notice of any dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving or resulting corporation.

     7. DELIVERY OF SHARES. No shares of Stock shall be delivered upon exercise of the Warrants until (i) the purchase price shall have been paid in full in the manner herein provided; (ii) applicable taxes required to be withheld, if any, have been paid or withheld in full; (iii) approval





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of any governmental authority required in connection with the Warrants, or the issuance of shares thereunder, has been received by the Company; and (iv) if required by the Company, Pantheon has delivered to the Company an investment letter in form and content satisfactory to the Company as provided in paragraph 8 hereof.

     8. SECURITIES ACT. The Company shall not be required to deliver any shares of Stock pursuant to the exercise of all or any part of the Warrants if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933 (the "1933 Act") or any other applicable federal or state securities laws or regulations. The Company may require that Optionee, prior to the issuance of any such shares pursuant to exercise of the Warrants, sign and deliver to the Company a written statement ("Investment Letter") stating (i) that Pantheon is purchasing the shares for investment and not with a view to the sale or distribution thereof; (ii) that Pantheon will not sell any shares received upon exercise of the Warrants except pursuant to an effective registration statement under the 1933 Act or an applicable exemption from the requirements for such registration; and (iii) containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the 1933 Act or other applicable federal or state securities laws and regulations. Such Investment Letter shall be in form and content acceptable to the Company in its sole discretion.

     If shares of Stock or other securities issuable pursuant to the exercise of the Warrants have not been registered under the 1933 Act or other applicable federal or state securities laws or regulations, such shares shall bear a legend restricting the transferability thereof, such legend to be substantially in the following form:

          The shares represented by this certificate have not been registered or qualified under federal or state securities laws. The shares may not be offered for sale, sold, pledged or otherwise disposed of unless so registered or qualified, unless an exemption exists or unless such disposition is not subject to the federal or state securities laws, and the availability of any exemption or the inapplicability of such securities laws must be established by an opinion of counsel, which opinion and counsel shall both be reasonably satisfactory to the Company.

     9. NONTRANSFERABILITY. No Warrants granted by this Warrant Agreement shall be transferable by the grantee other than by will or pursuant to applicable laws of descent and distribution. The Warrants, and any rights and privileges in connection therewith, shall not be transferred, assigned, pledged or hypothecated by the grantee, or by any person or persons, in any way, whether by operation of law, or otherwise, and shall not be subject to execution, attachment, garnishment or similar process. In the event of any such occurrence, this Warrant Agreement shall automatically be terminated and shall thereafter be null and void.

     10. GOVERNING LAW. This Warrant Agreement shall be interpreted and administered under the laws of the State of Colorado.





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     11. AMENDMENTS. This Warrant Agreement may be amended only by a written agreement executed by the Company and Pantheon.

     IN WITNESS WHEREOF, the Company and Pantheon have caused this Warrant Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                 eSoft, Inc.



                                                 By: /s/ Philip Becker
                                                    ---------------------------
                                                        President

                                                 Pantheon Capital Ltd.


                                                 By:  /s/ Daryl Yurek
                                                    ---------------------------







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